                                                                     EXHIBIT 23A


                         CONSENT OF INDEPENDENT AUDITORS

            We consent to the incorporation by reference in the following Registration Statements on Form S-3 and the related Prospectuses and in the following Registration Statements on Form S-8 of Centex Corporation of our report dated May 14, 2003, with respect to the consolidated financial statements of Centex Corporation included in the Annual Report (Form 10-K) for the year ended March 31, 2003.

Form S-3  Registration No. 33-61223            Form S-8  Registration No. 33-29174
          Registration No. 333-65217                     Registration No. 33-44575
          Registration No. 333-72893                     Registration No. 33-55083
          Registration No. 333-94221                     Registration No. 33-55083-01
          Registration No. 333-96229                     Registration No. 33-55083-02
          Registration No. 333-49966                     Registration No. 333-28229
          Registration No. 333-49966-01                  Registration No. 333-28229-01
          Registration No. 333-49966-02                  Registration No. 333-28229-02
          Registration No. 333-54722                     Registration No. 333-37956
          Registration No. 333-54722-01                  Registration No. 333-55717
          Registration No. 333-54722-02                  Registration No. 333-55717-01
          Registration No. 333-83212                     Registration No. 333-55717-02
          Registration No. 333-83212-01                  Registration No. 333-74185
          Registration No. 333-83212-02                  Registration No. 333-74185-01
                                                         Registration No. 333-74185-02
                                                         Registration No. 333-86041
                                                         Registration No. 333-86041-01
                                                         Registration No. 333-86041-02
                                                         Registration No. 333-68790
                                                         Registration No. 333-68790-01
                                                         Registration No. 333-68790-02
                                                         Registration No. 333-100682
                                                         Registration No. 333-100682-01
                                                         Registration No. 333-100682-02
                                                         Registration No. 333-103440
                                                         Registration No. 333-103440-01
                                                         Registration No. 333-103440-02



Dallas, Texas
May 30, 2003